                               THIRD AMENDMENT TO
                     REVOLVING CREDIT AND SECURITY AGREEMENT

         THIS THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this
"Amendment") is made and entered into effective as of the 5th day of October,
2005 (the "Effective Date"), by and between UNION DRILLING, INC., a corporation organized under the laws of the State of Delaware ("Union Drilling"), THORNTON
DRILLING COMPANY, a corporation originally organized under the laws of the
Delaware, and successor to Thornton Drilling Company, a corporation organized under the laws of the State of Colorado ("Thornton"), and UNION DRILLING TEXAS,
LP, a Texas limited partnership ("UDT") (Union Drilling, Thornton and UDT, individually and collectively, jointly and severally, "Borrower" and/or
"Borrowers"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for the financial institutions (collectively "Lenders" and each a "Lender"), which are now or which hereafter become a party to the Credit Agreement (defined below) (PNC, in such capacity, "Agent") and Lenders.

                             PRELIMINARY STATEMENTS

         A Borrower, Lenders and Agent are parties to that certain Revolving
Credit and Security Agreement dated March 31, 2005 (as amended, supplemented or modified from time to time, the "Credit Agreement"); and

         B Borrower, Lenders and Agent desire to amend the Credit Agreement and the Other Documents (as defined in the Credit Agreement, as amended hereby) and
Agent and Lenders are willing to do so subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Credit
Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                    AMENDMENT

         2.01 AMENDMENT TO SECTION 1.2. Effective as of the date hereof, Section
1.2 of the Credit Agreement is hereby amended to add a definition of "Suppressed
Availability" thereto in its proper alphabetical order as follows:

                  "'Suppressed Availability' at a particular date shall mean an amount equal to (i) the Formula Amount minus (ii) the Maximum Revolving
         Advance Amount."

         2.02 AMENDMENT TO SECTION 4.15(H). Effective as of the date hereof,
Section 4.15(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(h) Establishment of a Lockbox Account, Dominion Account. All
         proceeds of Collateral shall be deposited by Borrowers into either (i)
         a lockbox account, dominion account or such other "blocked account"
         ("Blocked Accounts") established at a bank or banks (each such bank, a
         "Blocked Account Bank") pursuant to an arrangement with such Blocked
         Account Bank as may be selected by Borrowers and be acceptable to Agent or (ii) depository accounts ("Depository Accounts") established at the
         Agent for the deposit of such proceeds. Borrowers, Agent and each
         Blocked Account Bank shall enter into a deposit account control agreement in form and substance satisfactory to Agent in its Permitted
         Discretion which, among other things, provides that upon notice to the
         Blocked Account Bank after the occurrence of (i) an Event of Default or
         (ii) Borrowers' Suppressed Availability, as determined by Agent, being less than or equal to $5,000,000 for any day in the previous calendar month (the "Blocked Account Triggering Event"), Agent may direct such
         Blocked Account Bank to transfer such funds so deposited to Agent, either to any account maintained by Agent at said Blocked Account Bank or by wire transfer to appropriate account(s) of Agent. All funds deposited in such Blocked Accounts shall immediately become subject to the exclusive control of Agent upon the occurrence of the Blocked
         Account Triggering Event. Borrowers shall obtain the agreement by such
         Blocked Account Bank to waive any offset rights against the funds so deposited except as otherwise agreed by Agent. Neither Agent nor any
         Lender assumes any responsibility for such blocked account arrangement, including any claim of accord and satisfaction or release with respect to deposits accepted by any Blocked Account Bank thereunder. All deposit accounts and investment accounts of Borrowers and their
         Subsidiaries are set forth on Schedule 4.15(h)."

         2.03 AMENDMENT TO SECTION 7.6. Effective as of the date hereof, Section
7.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "7.6 Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Net Capital Expenditures in any fiscal year in an aggregate amount for all Borrowers in excess of $45,000,000 for fiscal year 2005 and $10,000,000 for each fiscal year thereafter, provided, however, (i) the annual allowance may be increased by the amount of Permitted Equity Issuance Proceeds for such fiscal year, to the extent not expended upon Permitted Acquisitions not constituting
         Capital Expenditures and (ii) the annual allowance that is unused during any applicable fiscal year may be carried over and used in the immediately following fiscal year."

                                      -2-

                                  ARTICLE III
                              CONDITIONS PRECEDENT

         3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

                  (a) Agent shall have received this Amendment duly executed by
         Borrowers, in form and substance satisfactory to Agent and its legal counsel.

                  (b) The representations and warranties contained herein and in the Credit Agreement and the Other Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                  (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and Lenders; and

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel and Borrower shall deliver to Agent a Secretary's Certificate, in form and substance satisfactory to Agent evidencing the same.

                                   ARTICLE IV
                                    NO WAIVER

         4.01 NO WAIVER. Nothing contained in this Amendment shall be construed as a waiver by Agent or Lenders of any covenant or provision of the Credit
Agreement, the Other Documents, this Amendment, or of any other contract or instrument among Borrowers, Agent and Lenders, and the failure of Agent and/or
Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the Other
Documents, this Amendment and any other contract or instrument among Borrowers,
Lenders and Agent.

                                   ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the
Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower, Lenders and Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

                                      -3-

         5.02 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles of
Incorporation or Bylaws or other organization documents or governing documents of such Borrower; (b) the representations and warranties contained in the Credit
Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and Lenders; (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as
amended hereby; and (e) each Borrower has not amended its Articles of
Incorporation or its Bylaws or other organization or governing documents since the date of the Credit Agreement.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other
Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

         6.02 REFERENCE TO CREDIT AGREEMENT. Each of the Credit Agreement and
the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the
Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         6.03 EXPENSES OF AGENT. Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent and Lenders in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any of the Other Documents, including, without, limitation, the costs and fees of
Agent's and Lenders' legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and each Borrower and their respective successors and assigns, except

                                      -4-

that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by
Agent and/or Lenders to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED
PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK.

         6.10 FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS,
EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH
RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE
CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS
OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO
MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS
AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER,
LENDERS AND AGENT.

         6.11 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE,
COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE
WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS
LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS TO BORROWERS
UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF
OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS with respect to matters relating to the Credit Agreement or the Other Documents. EACH BORROWER HEREBY
VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS,
THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE
CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND
LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED,
SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN
EQUITY, ORIGINATING IN

                                      -5-

WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH
BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST AGENT, LENDERS, THEIR PREDECESSORS,
AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER
ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR
OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS TO
BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT
LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR
RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE
OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER
DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         [Remainder of Page Intentionally Blank; Signature Pages Follow]

                                      -6-

         IN WITNESS WHEREOF, each of the parties hereto has executed this
Amendment as of the date first above-written.

                                   BORROWERS:

                                   UNION DRILLING, INC.

                                   By:  /s/ DAN E. STEIGERWALD
                                      ------------------------------------------
                                   Name:    Dan E. Steigerwald
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------

                                   THORNTON DRILLING COMPANY

                                   By:  /s/ DAN E. STEIGERWALD
                                      ------------------------------------------
                                   Name:    Dan E. Steigerwald
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------

                                   UNION DRILLING TEXAS, LP

                                   By:    Union Drilling Texas GP, LLC, its
                                          general partner

                                   By:  /s/ DAN E. STEIGERWALD
                                      ------------------------------------------
                                   Name:    Dan E. Steigerwald
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------

                                   AGENT AND LENDER:

                                   PNC BANK,
                                   NATIONAL ASSOCIATION

                                   By:  /s/ MARC MUEHLEMANN
                                      ------------------------------------------
                                   Name:    Marc Muehlemann
                                          --------------------------------------
                                   Title:   Vice President
                                           -------------------------------------

                                   LENDERS:

                                   DIVERSIFIED BUSINESS CREDIT, INC.

                                   By:  /s/ SANDRA M. CRAWFORD
                                      ------------------------------------------
                                   Name:    Sandra M. Crawford
                                          --------------------------------------
                                   Title:   Vice President
                                           -------------------------------------

                                   N M ROTHSCHILD & SONS LIMITED

                                   By:  /s/ CHRISTOPHER COLEMAN
                                      ------------------------------------------
                                   Name:    Christopher Coleman
                                         ---------------------------------------
                                   Title:   Managing Director
                                           -------------------------------------

                                   By:  /s/ CHARLES KEAY
                                      ------------------------------------------
                                   Name:    Charles Keay
                                         ---------------------------------------
                                   Title:   Managing Director
                                         ---------------------------------------

                                   NATIONAL CITY BANK OF PENNSYLVANIA

                                   By:  /s/ SUSAN J. DIMMICK
                                      ------------------------------------------
                                   Name:    Susan J. Dimmick
                                         ---------------------------------------
                                   Title:   Vice President
                                           -------------------------------------